PHOENIX-SENECA FUNDS
                            PHOENIX-SENECA BOND FUND

        Supplement dated May 6, 2002 to Prospectus dated January 29, 2002

         The disclosure in the fourth paragraph on page 21 under the heading "Portfolio Management" is hereby replaced in its entirety with the following:

         Albert Gutierrez. Albert Gutierrez is a team leader for the Phoenix-Seneca Bond Fund. He has been Chief Investment Officer, Fixed Income of Seneca since April 2002. Prior to joining Seneca, Mr. Gutierrez was Executive Vice President and Head of Portfolio Management and Trading at American General Investment Management, where he was responsible for management of $75 billion in fixed income assets, from 2000 to 2001. He served in an almost identical role from 1988 to 2000 with Conseco Capital Management. Mr. Gutierrez began his fixed income career in research and trading at Kidder, Peabody & Co. in New York in 1983. He earned the right to use the Chartered Financial Analyst designation in 1990.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 2069/PM (05/02)